Supplement
dated
October 30, 2002
to the
THE AAL MUTUAL FUNDS
Prospectus dated
July 1, 2002
As Supplemented September 18, 2002

The prospectus is revised to reflect a change in Portfolio Manager for The AAL High Yield Bond Fund. Beginning October 30, 2002, Raymond G. Kennedy, CFA, is the portfolio manager for The AAL High Yield Bond Fund. Mr. Kennedy is a managing director, portfolio manager and senior member of the Pacific Investment Management Company (PIMCO) investment strategy group. Mr. Kennedy joined PIMCO in 1996, having previously been associated with Prudential Insurance Company of America as a private placement asset manager. He has 15 years of investment management experience.

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